Exhibit 99.1

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF ROI ACQUISITION CORP. II THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Joseph A. De Perio and Thomas J. Baldwin (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of Stockholders of ROI Acquisition Corp. II, (the “Company”) to be held on ( ) at xx:xx p.m. Eastern Time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the annual meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY! (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

ROI ACQUISITION CORP. II - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2. Please mark votes as indicated in this example x (1) The Business Combination Proposal — to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated July 23, 2015, by and among ROI Acquisition Corp. II (ROI), Ascend Telecom Infrastructure Private Limited, a private limited company organized under the laws of India, Ascend Telecom Holdings Limited, an exempted company incorporated with limited liability in the Cayman Islands, and NSR-PE Mauritius LLC, a Mauritius private company limited by shares, and the transactions contemplated thereby (Merger Agreement); and FOR ¨ AGAINST ¨ ABSTAIN ¨ (2) The Adjournment Proposal — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary or desirable, ROI determines that to permit further solicitation and vote of proxies, in the event that there are not sufficient votes to approve one or more proposals presented at the special meeting of stockholders or that one or more closing conditions under the Merger Agreement will not be satisfied. FOR ¨ AGAINST ¨ ABSTAIN ¨ A vote to abstain will have the same effect as a vote AGAINST proposals 1 and 2. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion. Date: ___________________________, 2015 DO NOT PRINT IN THIS AREA ____________________________________ (Common Holder Name & Address Data) Signature ____________________________________ Signature (if held jointly) When shares are held by joint tennants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by an authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.